CORRECTED
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

STATE OF TEXAS
COUNTY OF EDWARDS

This instrument is filed to correct a mistake made in the recitation of leases identified in Exhibits A & B attached in the assignment filed of record, Volume 244, Pages 157-158, of the Official Records of Edwards County, Texas

Nathan Oil Partners LP is a Texas limited partnership authorized to do and doing business in the State of Texas with an address at 602 South Harbor Court, Granbury, Texas 76048 (“Assignor”). Assignor has oil, gas and mineral leases in Edwards County, Texas, described on the attached Exhibit A (the “A Leases”) and Exhibit B (the “B Leases”). In consideration of one dollar and other valuable consideration paid to Assignor by the Assignee named below, the receipt and sufficiency of which Assignor acknowledges, and subject to the following terms and conditions, Assignor hereby transfers, assigns and conveys to Assignee an overriding royalty interest equal to 3.166665% of all oil, gas and other minerals produced and saved for the benefit of Assignor pursuant to the A Leases, and equal to 1.500000% of all oil, gas and other minerals produced and saved for the benefit of Assignor pursuant to the B Leases (the “Royalty”) as of September 16, 2002. Exhibits A and B are part of this assignment.

Assignee: Marc Alan Bruner, 29 Blauenweg, Metzerlen, Switzerland, 4116.

The Royalty is subject to the following provisions:

a)
The Royalty is subject only to the deduction of the same expenses that can be deducted from royalty paid under the Leases and is subject to payment of the same expenses required to be paid by any person receiving payment of royalty under the terms of the A and B Leases.

b)	Assignee has no right to pool the Royalty. Assignor or its successor retains the right to pool the Royalty pursuant to the pooling authority granted to Assignor under the terms of the A and B Leases.

This assignment enures to the benefit of the Assignee and its assigns forever, subject to the foregoing terms and conditions and to the terms, covenants and provisions of the Leases.

Assignor assigns the Royalty without any warranty of title, express or implied, but with full subrogation in all of Assignor’s rights and actions in warranty.

This corrected assignment, signed on November 1, 2007, is effective as of the date originally signed, April 21, 2006.

Witness:	Nathan Oil Partners LP

/s/ Richard N. Jeffs
By: Richard N. Jeffs, President of
Nathan Oil Operating Co. LLC, General
Partner of Nathan Oil Partners LP

Richard N. Jeffs, President of Nathan Oil Operating Co. LLC, the general partner of Nathan Oil Partners LP, is known to me to be the person who signed the foregoing assignment. He appeared before me today and acknowledged to me that he executed the assignment with the authority and approval of the limited partnership’s operating agreement for the purpose and consideration stated, and as the free act of the limited partnership.

Given under my hand and seal on November 1 2007.

/s/ Wendy M. Lee
Notary Public

Exhibit A

Leases Subject to
Corrected
Assignment of Overriding Royalty Interests
As of September 16, 2002
Edwards County, Texas

			Recorded in the Official Public Records of Edwards County, Texas
Date	Lessor	Lessee	File Number	Volume	Pages
2/1/2002	The Allar Company et al.	Nathan Oil Partners LP	020838	202	452-459
2/4/2002	Anita V. Driver	Nathan Oil Partners LP	020839	202	461-464
2/8/2002	Pam Rhoades Davis	Nathan Oil Partners LP	020840	202	466-469
2/8/2002	Richard Nichols	Nathan Oil Partners LP	020841	202	471-474
2/8/2002	Eddie Thomas	Nathan Oil Partners LP	020842	202	476-479
2/8/2002	Candice Baggett	Nathan Oil Partners LP	020843	202	481-484
2/6/2002	Dale Roberts Rhoades, Jr.	Nathan Oil Partners LP	020844	202	486-489
2/6/2002	Margie L. Rhoades	Nathan Oil Partners LP	020845	202	491-494

Exhibit B

Leases Subject to
Corrected
Assignment of Overriding Royalty Interests
As of September 16, 2002
Edwards County, Texas

			Recorded in the Official Public Records of Edwards County, Texas
Date	Lessor	Lessee	File Number	Volume	Pages
2/1/2002	The Allar Company et al.	Nathan Oil Partners LP	020837	202	443-450